UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-772
                                   ------------


                            AXP EQUITY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    11/30
                         --------------
Date of reporting period:    5/31
                         --------------

Item 1. Reports to Shareholders.

AXP(R)
  Equity
      Select
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                    May 31, 2003

AXP Equity Select Fund seeks to provide shareholders with growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements                                                 11

Notes to Financial Statements                                        14

(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2003

PORTFOLIO MANAGER

Portfolio manager                               Duncan Evered
Since                                                    2/00
Years in industry                                          19

FUND OBJECTIVE

For investors seeking growth of capital.

Inception dates
A: 6/4/57         B: 3/20/95     C: 6/26/00        Y: 3/20/95

Ticker symbols
A: INVPX          B: IDQBX       C: AESCX          Y: IESYX

Total net assets                               $1.761 billion

Number of holdings                           approximately 70

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                        LARGE
                   X    MEDIUM        SIZE
                        SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Technology 25.3%
Health care 22.6%
Discretionary cyclical 20.0%
Energy & utilities 9.7%
Industrials 7.8%
Financials 5.8%
Cash & equivalents 5.3%
Materials 3.1%
Staples 0.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

Whole Foods Market (Retail)                                 3.9%
Williams-Sonoma (Retail)                                    3.5
Fair, Isaac & Co (Computers & office equipment)             2.8
Murphy Oil (Energy)                                         2.8
Fiserv (Computers & office equipment)                       2.7
BMC Software (Computer software & services)                 2.5
Biomet (Health care)                                        2.5
Paychex (Financial services)                                2.4
Maxim Integrated Products (Electronics)                     2.2
Fastenal (Industrial equipment & services)                  2.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

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3   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers WITH PORTFOLIO MANAGEMENT

Q: How did AXP Equity Select Fund perform for the six-month period ended May 31, 2003?

A: AXP Equity Select Fund's Class A shares, excluding sales charge, rose 3.18% for the period. The Fund underperformed the Russell MidCap(R) Growth Index, which advanced 10.00% for the period, as well as its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which climbed 7.25%. Lower quality stocks that the Fund had avoided in prior fiscal periods turned in a surprisingly robust performance during the first half of fiscal year 2003. This led to the Fund's disappointing short-term results.

     AXP Equity Select Fund's long-term record has been above-average. For the three-year period ended May 31, 2003, the Fund outperformed both its peer group and benchmark by an average annual margin of more than 10 percentage points (-5.53% for the Fund's Class A shares, excluding sales charge, compared to -16.10% for the Russell MidCap(R) Growth Index and -15.75% for the Lipper Mid-Cap Growth Funds Index).*

Q:   What factors significantly affected performance?

A: The U.S. stock market's performance during the past six months was characterized by recoveries in some of the worst performing stocks of the previous three years, companies so beaten down that even a small gain represented a meaningful percentage increase.

(bar graph)

                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2003

                                (bar 2)
10%                             +10.00%

8%                                                    (bar 3)
                                                      +7.25%
6%

4%      (bar 1)
         +3.18%
2%

0%

(bar 1) AXP Equity Select Fund Class A (excluding sales charge)
(bar 2) Russell MidCap(R) Growth Index (unmanaged)(1)
(bar 3) Lipper Mid-Cap Growth Funds Index(2)

(1) Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

* For the one-year period ended June 30, 2003, the Fund's Class A shares, excluding sales charge rose 1.16%, the Lipper Mid-Cap Growth Funds Index rose 0.22% and the Russell MidCap Growth Index rose 7.35%. For the five-year period ended June 30, 2003, the Fund's Class A shares, excluding sales charge rose 1.84%, while the Lipper Mid-Cap Growth Funds Index fell 0.61% and the Russell MidCap Growth Index fell 0.64%. For the 10-year period ended June 30, 2003, the Fund's Class A shares, excluding sales charge rose 9.55%, the Lipper Mid-Cap Growth Funds Index returned 7.85% and the Russell MidCap Growth Index returned 8.46%.

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4   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > We remain confident that over a longer time frame, the Fund's strategy has the potential to deliver competitive performance as it has done in recent years. (end callout quote)

     In sharp contrast to this profile, the Fund's portfolio included many higher quality stocks. These holdings had contributed to the Fund's strong relative performance over the past one- and three-year periods, but they experienced less robust price gains in the most recent six months.

     Consequently, stock selection was primarily responsible for the difference in performance between the Fund and its benchmark. Sector positioning contributed positively to our results.

     In the technology sector, the Fund had a relatively conservative positioning, with an emphasis on service-oriented companies. This strategy was a significant contributor to the Fund's previous strong performance, but limited its upside gains during the

AVERAGE ANNUAL TOTAL RETURNS

as of May 31, 2003

                           Class A                 Class B                      Class C                     Class Y
(Inception dates)         (6/4/57)                (3/20/95)                    (6/26/00)                   (3/20/95)
                       NAV(1)     POP(2)     NAV(1)     After CDSC(3)    NAV(1)     After CDSC(4)       NAV(5)     POP(5)
6 months*              +3.18%     -2.75%     +2.75%        -1.25%        +2.75%        +1.75%           +3.36%     +3.36%
1 year                 -7.73%    -13.04%     -8.40%       -12.07%        -8.40%        -8.40%           -7.51%     -7.51%
5 years                +2.47%     +1.26%     +1.68%        +1.55%          N/A           N/A            +2.61%     +2.61%
10 years               +9.55%     +8.91%       N/A           N/A           N/A           N/A              N/A        N/A
Since inception          N/A        N/A     +10.40%       +10.40%       -26.08%        -9.80%          +11.40%    +11.40%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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5   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     past six months. Our positioning in the healthcare sector, where we downplayed product companies in favor of healthcare service providers, had a similar effect on performance.

     Stock selection in the industrial and consumer discretionary sectors also impacted the Fund's results. The early part of 2003 was an unusual period for the economy as the anticipation of war and the war itself generated a great deal of consumer concern. The shifting economic outlook negatively affected our industrial and consumer discretionary holdings. Consumer stocks in particular faced a more challenging environment after ranking among the equity market's leaders in 2002.

     Individual stocks that contributed positively to the Fund's performance included Fair, Isaac & Co. in the technology sector and MedImmune in the healthcare sector. Fair, Isaac provides credit-scoring services, primarily for mortgage and credit card providers. The company benefited from the mortgage-refinancing boom and recently created a new market for its services by giving individuals access to their credit scores via the Internet. MedImmune is a biotechnology company, an industry that performed well for us in this period. The company has successfully developed and marketed Synagis, a treatment for lung infections in premature infants and this year expects FDA approval of an inhalable flu treatment called FluMist.

     Among the individual positions that detracted from performance were Investors Financial Services, a third-party custodian and processor for financial companies, and Cintas, a uniform rental company. Investors Financial has had a difficult time garnering new clients given the three-year bear market. Cintas suffered from rental declines related to unfavorable employment trends; however, we think it is a well-run company that dominates its market. We believe it will benefit shareholders over three to five years.

     Because the Fund is designed to be a long-term investment with lower turnover and somewhat longer holding periods, it's normal for our portfolio to experience periods of relative underperformance. We remain confident that over a longer time frame, the Fund's strategy has the potential to deliver competitive performance as it has done in recent years.

Q:   What changes did you make to the portfolio and why?

A: Given the Fund's long-term oriented investment strategy, there were no dramatic changes to our positioning. However, in the information technology sector we took a slightly more aggressive posture by adding product-oriented companies including Network Appliance and Netscreen Technologies. We believe these companies, in the network storage area, can help the portfolio benefit from potential increases in corporate technology spending.

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6   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     In the healthcare sector, we also added to product-oriented companies, while slightly reducing service providers. Long term, we believe the biopharmaceutical area provides promising opportunities for the Fund. Small- to mid-size biotech companies tend to be successful in capitalizing on long-term scientific advances. We are primarily interested in biotechnology companies that have survived their initial research phase, companies like Idec Pharmaceuticals and MedImmune that already have significant products on the market with additional products in their development pipelines. We also added to Invitrogen, which provides tools for biotechnology companies.

     We were overweight in the consumer area last year and several companies drove our strong performance in that sector. During the past six months, we trimmed some of those positions including Whole Foods Market, Williams-Sonoma and The Cheesecake Factory. Each was reduced for specific company reasons, but the adjustments also reflect our expectation that the consumer area may take a backseat to other sectors this year.

Q:   What is your outlook for the economy, the markets and the Fund?

A: We anticipate continued modest increases in economic activity. Consumer confidence has improved now that major combat in Iraq has ended. Better returns from the stock market and continued low interest rates should reinforce consumers' more optimistic outlook. We think the economic recovery will be steady, but unspectacular, with stops and starts likely.

     Historic market data shows that small- and mid-cap companies have traditionally outperformed their larger counterparts as the economy emerges from recession. Although we can't be sure the current cycle will follow this pattern, we are optimistic that an improving economy will favor the stocks in our universe, which could benefit from earnings acceleration as well as increased investor demand.

     In addition, growth stocks led the equity markets in the past six-month period after three years of underperforming value stocks. This reversal of market leadership further supports a favorable outlook for the Fund.

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7   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Equity Select Fund
May 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.3%)
Issuer                                         Shares                Value(a)

Chemicals (2.1%)
Sigma-Aldrich                                 695,000             $36,355,450

Computer software & services (6.1%)
Advent Software                               350,000(b)            5,260,500
BMC Software                                2,600,000(b)           44,096,000
Intuit                                        490,000(b)           22,584,100
SunGard Data Systems                        1,550,000(b)           35,650,000
Total                                                             107,590,600

Computers & office equipment (11.4%)
Acxiom                                      1,413,000(b)           21,180,870
Dendrite Intl                               2,357,100(b,d)         28,096,632
DST Systems                                   250,000(b)            8,830,000
Fair, Isaac & Co                              900,000              50,175,000
Fiserv                                      1,450,000(b)           47,980,500
Manugistics Group                           1,000,000(b)            4,810,000
McData Cl B                                 1,700,000(b,d)         22,882,000
Network Appliance                             995,000(b)           16,944,850
Total                                                             200,899,852

Electronics (8.0%)
American Power Conversion                   1,525,000(b)           23,652,750
Maxim Integrated Products                   1,000,000              39,210,000
Microchip Technology                        1,400,000              33,334,000
NetScreen Technologies                        580,000(b)           12,986,200
Novellus Systems                              900,000(b)           31,185,000
Total                                                             140,367,950

Energy (7.9%)
Apache                                        525,000              34,608,000
Murphy Oil                                  1,000,000              49,440,000
Newfield Exploration                          500,000(b)           18,730,000
Pogo Producing                                850,000              36,380,000
Total                                                             139,158,000

Energy equipment & services (1.8%)
ENSCO Intl                                    800,000              24,000,000
Tidewater                                     250,000               8,255,000
Total                                                              32,255,000

Financial services (5.8%)
Investors Financial Services                  900,000              21,069,000
Legg Mason                                    600,000              38,766,000
Paychex                                     1,400,000              42,728,000
Total                                                             102,563,000

Food (0.4%)
Performance Food Group                       200,000(b)             7,240,000

Health care (15.6%)
Amgen                                         400,000(b)           25,884,000
Applera-Applied
  Biosystems Group                          1,015,000              19,762,050
Biogen                                        625,000(b)           26,525,000
Biomet                                      1,600,000              44,000,000
Diagnostic Products                           929,000              35,264,840
IDEC Pharmaceuticals                          670,000(b)           25,573,900
Invitrogen                                    500,000(b)           19,510,000
MedImmune                                   1,000,000(b)           35,450,000
St. Jude Medical                              350,000(b)           19,635,000
Techne                                        750,000(b)           21,750,000
Total                                                             273,354,790

Health care services (7.2%)
AmerisourceBergen                             150,000               9,403,500
Express Scripts Cl A                          572,000(b)           37,431,680
First Health Group                            550,000(b)           14,113,000
Health Management
  Associates Cl A                           2,000,000              37,300,000
Lincare Holdings                              950,000(b)           29,326,500
Total                                                             127,574,680

Industrial equipment & services (3.6%)
Cintas                                        665,000              24,618,300
Fastenal                                    1,168,000              39,046,240
Total                                                              63,664,540

Media (4.2%)
Catalina Marketing                            800,000(b)           14,896,000
Univision Communications Cl A                 900,000(b)           26,865,000
Westwood One                                  975,000(b)           33,013,500
Total                                                              74,774,500

See accompanying notes to investments in securities.

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8   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Issuer                                         Shares                Value(a)

Metals (1.1%)
Martin Marietta Materials                     550,000             $18,815,500

Multi-industry conglomerates (4.2%)
Danaher                                       460,000              30,783,200
DeVry                                       1,045,000(b)           26,260,850
Robert Half Intl                            1,000,000(b)           16,950,000
Total                                                              73,994,050

Restaurants & lodging (6.6%)
Brinker Intl                                1,100,000(b)           38,313,000
CBRL Group                                    490,000              17,679,200
Cheesecake Factory (The)                    1,064,000(b)           36,101,520
Starbucks                                     950,000(b)           23,408,950
Total                                                             115,502,670

Retail (9.3%)
99 Cents Only Stores                        1,000,000(b)           31,780,000
Whole Foods Market                          1,277,000(b)           69,660,350
Williams-Sonoma                             2,200,000(b)           62,546,000
Total                                                             163,986,350

Total common stocks
(Cost: $1,602,719,855)                                         $1,678,096,932

Short-term securities (5.5%)
Issuer                 Annualized            Amount                  Value(a)
                      yield on date        payable at
                       of purchase          maturity

U.S. government agencies (2.2%)
Federal Home Loan Mtge Corp Disc Nts
   06-19-03               1.19%          $10,000,000               $9,993,767
   07-17-03               1.19            12,300,000               12,281,919
Federal Natl Mtge Assn Disc Nts
   06-25-03               1.19             9,000,000                8,992,831
   07-09-03               1.18             8,000,000                7,990,447
Total                                                              39,258,964

Commercial paper (3.3%)
Fairway Finance
   06-12-03               1.25            15,000,000(c)            14,993,229
Falcon Asset Securitization
   06-16-03               1.25            12,700,000(c)            12,692,503
ING US Funding
   06-13-03               1.25             4,600,000                4,597,764
Kitty Hawk Funding
   06-16-03               1.26             5,700,000(c)             5,696,609
Morgan Stanley
   06-05-03               1.27             9,700,000                9,697,947
Old Line Funding
   06-02-03               1.36             9,800,000(c)             9,798,889
Total                                                              57,476,941

Total short-term securities
(Cost: $96,735,942)                                               $96,735,905

Total investments in securities
(Cost: $1,699,455,797)(e)                                      $1,774,832,837

See accompanying notes to investments in securities.

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9   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended May 31, 2003 are as follows:

     Issuer             Beginning      Purchase      Sales     Ending     Dividend    Value(a)
                          cost           cost        cost       cost       income
     Dendrite Intl*   $26,225,918     $ 8,419,688    $--     $34,645,606     $--    $28,096,632
     McData Cl B*      20,795,215       6,553,350             27,348,565             22,882,000
                      -----------     -----------    ---     -----------     ---    -----------
     Total            $47,021,133     $14,973,038    $--     $61,994,171     $--    $50,978,632
                      -----------     -----------    ---     -----------     ---    -----------

     * Issuer was not an affiliate for the entire period ended May 31, 2003.

(e) At May 31, 2003, the cost of securities for federal income tax purposes was approximately $1,699,456,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 262,620,000
     Unrealized depreciation                                     (187,243,000)
                                                                 ------------
     Net unrealized appreciation                                $  75,377,000
                                                                -------------

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10   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Select Fund

May 31, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*:
   Investments in securities of unaffiliated issuers
     (identified cost $1,637,461,626)                                                                $1,723,854,205
   Investments in securities of affiliated issuers
     (identified cost $61,994,171)                                                                       50,978,632
                                                                                                         ----------
Total investments in securities (identified cost $1,699,455,797)                                      1,774,832,837
Capital shares receivable                                                                                 1,063,418
Dividends and accrued interest receivable                                                                   503,975
Receivable for investment securities sold                                                                   106,575
U.S. government securities held as collateral (Note 5)                                                      225,756
                                                                                                            -------
Total assets                                                                                          1,776,732,561
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                            28,638
Capital shares payable                                                                                      111,980
Payable for investment securities purchased                                                              15,477,440
Payable upon return of securities loaned (Note 5)                                                           225,756
Accrued investment management services fee                                                                   27,836
Accrued distribution fee                                                                                     18,381
Accrued service fee                                                                                             403
Accrued transfer agency fee                                                                                  10,213
Accrued administrative services fee                                                                           2,262
Other accrued expenses                                                                                      225,840
                                                                                                            -------
Total liabilities                                                                                        16,128,749
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                   $1,760,603,812
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,719,963
Additional paid-in capital                                                                            1,935,285,081
Net operating loss                                                                                       (8,559,415)
Accumulated net realized gain (loss) (Note 7)                                                          (243,218,857)
Unrealized appreciation (depreciation) on investments                                                    75,377,040
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $1,760,603,812
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,233,177,891
                                                            Class B                                  $  366,790,153
                                                            Class C                                  $   10,389,200
                                                            Class Y                                  $  150,246,568
Net asset value per share of outstanding capital stock:     Class A shares        118,777,861        $        10.38
                                                            Class B shares         37,797,209        $         9.70
                                                            Class C shares          1,070,651        $         9.70
                                                            Class Y shares         14,350,579        $        10.47
                                                                                   ----------        --------------
*Including securities on loan, at value (Note 5)                                                     $      269,200
                                                                                                     --------------

See accompanying notes to financial statements.

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11   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Equity Select Fund

Six months ended May 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 2,282,243
Interest                                                                                                    394,571
Fee income from securities lending (Note 5)                                                                   2,794
                                                                                                              -----
Total income                                                                                              2,679,608
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        5,364,844
Distribution fee
   Class A                                                                                                1,388,164
   Class B                                                                                                1,605,151
   Class C                                                                                                   42,485
Transfer agency fee                                                                                       1,855,496
Incremental transfer agency fee
   Class A                                                                                                  100,186
   Class B                                                                                                   80,718
   Class C                                                                                                    2,778
Service fee -- Class Y                                                                                       64,897
Administrative services fees and expenses                                                                   393,982
Compensation of board members                                                                                 7,200
Custodian fees                                                                                               48,020
Printing and postage                                                                                        190,754
Registration fees                                                                                            72,370
Audit fees                                                                                                   14,250
Other                                                                                                        17,065
                                                                                                             ------
Total expenses                                                                                           11,248,360
   Earnings credits on cash balances (Note 2)                                                                (9,337)
                                                                                                             ------
Total net expenses                                                                                       11,239,023
                                                                                                         ----------
Investment income (loss) -- net                                                                          (8,559,415)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                1,687,733
Net change in unrealized appreciation (depreciation) on investments                                      63,919,325
                                                                                                         ----------
Net gain (loss) on investments                                                                           65,607,058
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $57,047,643
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Equity Select Fund

                                                                             May 31, 2003        Nov. 30, 2002
                                                                           Six months ended       Year ended
                                                                              (Unaudited)
Operations and distributions
Investment income (loss) -- net                                           $   (8,559,415)    $  (17,935,166)
Net realized gain (loss) on investments                                        1,687,733        (87,901,773)
Net change in unrealized appreciation (depreciation) on investments           63,919,325         (6,762,737)
                                                                              ----------         ----------
Net increase (decrease) in net assets resulting from operations               57,047,643       (112,599,676)
                                                                              ----------       ------------
Distributions to shareholders from:
   Tax return of capital
      Class A                                                                         --            (27,201)
      Class B                                                                         --             (6,736)
      Class C                                                                         --               (101)
      Class Y                                                                         --             (2,013)
                                                                              ----------         ----------
Total distributions                                                                   --            (36,051)
                                                                              ----------         ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                   133,777,799        714,469,660
   Class B shares                                                             65,949,737        134,172,019
   Class C shares                                                              2,985,230          5,101,134
   Class Y shares                                                             59,933,103         92,859,892
Reinvestment of distributions at net asset value
   Class A shares                                                                     --             25,731
   Class B shares                                                                     --              6,645
   Class C shares                                                                     --                 99
   Class Y shares                                                                     --              1,809
Payments for redemptions
   Class A shares                                                            (95,299,778)      (721,625,224)
   Class B shares (Note 2)                                                   (31,987,412)       (77,547,218)
   Class C shares (Note 2)                                                      (799,199)        (1,179,627)
   Class Y shares                                                            (42,261,231)       (50,320,992)
                                                                             -----------        -----------
Increase (decrease) in net assets from capital share transactions             92,298,249         95,963,928
                                                                              ----------         ----------
Total increase (decrease) in net assets                                      149,345,892        (16,671,799)
Net assets at beginning of period                                          1,611,257,920      1,627,929,719
                                                                           -------------      -------------
Net assets at end of period                                               $1,760,603,812     $1,611,257,920
                                                                          ==============     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Equity Select Fund

(Unaudited as to May 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Equity Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Equity Series Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in medium-sized companies and also may invest in small- and large-sized companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
14   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
15   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $726,861 for the six months ended May 31, 2003.

--------------------------------------------------------------------------------
16   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,739,866 for Class A, $149,121 for Class B and $1,044 for Class C for the six months ended May 31, 2003.

During the six months ended May 31, 2003, the Fund's custodian and transfer agency fees were reduced by $9,337 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $175,279,737 and $126,670,802, respectively, for the six months ended May 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $28,485 for the six months ended May 31, 2003.

--------------------------------------------------------------------------------
17   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                          Six months ended May 31, 2003
                                             Class A          Class B        Class C       Class Y
Sold                                      13,972,763        7,360,908        332,819     6,189,351
Issued for reinvested distributions               --               --             --            --
Redeemed                                 (10,032,913)      (3,629,181)       (90,221)   (4,385,511)
                                         -----------       ----------        -------    ----------
Net increase (decrease)                    3,939,850        3,731,727        242,598     1,803,840
                                           ---------        ---------        -------     ---------

                                                            Year ended Nov. 30, 2002
                                             Class A          Class B        Class C       Class Y
Sold                                      66,234,138       13,593,981        520,613     8,850,991
Issued for reinvested distributions            2,298              632              9           161
Redeemed                                 (67,295,534)      (8,210,463)      (125,231)   (4,865,401)
                                         -----------       ----------       --------    ----------
Net increase (decrease)                   (1,059,098)       5,384,150        395,391     3,985,751
                                          ----------        ---------        -------     ---------

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2003, securities valued at $269,200 were on loan to brokers. For collateral, the Fund received in U.S. government securities valued at $225,756. As of May 31, 2003, due to fluctuating market conditions, the Fund was undercollateralized. However, on June 11, 2003 the Fund returned to an adequately collateralized position. Income from securities lending amounted to $2,794 for the six months ended May 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50 % or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended May 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $220,784,632 as of Nov. 30, 2002, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
18   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                               2003(g)       2002       2001       2000       1999
Net asset value, beginning of period                                      $10.06       $10.71     $16.35     $16.90     $14.59
Income from investment operations:
Net investment income (loss)                                                (.04)        (.10)      (.09)      (.09)      (.04)
Net gains (losses) (both realized and unrealized)                            .36         (.55)     (1.57)       .83       3.87
Total from investment operations                                             .32         (.65)     (1.66)       .74       3.83
Less distributions:
Dividends from net investment income                                          --           --         --         --         --
Distributions from realized gains                                             --           --      (3.98)     (1.29)     (1.51)
Excess distributions from net investment income                               --           --         --         --       (.01)
Total distributions                                                           --           --      (3.98)     (1.29)     (1.52)
Net asset value, end of period                                            $10.38       $10.06     $10.71     $16.35     $16.90

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,233       $1,155     $1,241     $1,462     $1,318
Ratio of expenses to average daily net assets(c)                           1.28%(d)     1.25%      1.16%       .95%       .93%
Ratio of net investment income (loss) to average daily net assets          (.94%)(d)    (.96%)     (.80%)     (.50%)     (.26%)
Portfolio turnover rate (excluding short-term securities)                     8%          15%        57%       106%        78%
Total return(e)                                                            3.18%(f)    (6.07%)   (12.53%)     3.93%     28.70%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
19   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003(g)      2002       2001       2000       1999
Net asset value, beginning of period                                       $9.44       $10.13     $15.78     $16.46     $14.34
Income from investment operations:
Net investment income (loss)                                                (.07)        (.16)      (.16)      (.18)      (.12)
Net gains (losses) (both realized and unrealized)                            .33         (.53)     (1.51)       .79       3.75
Total from investment operations                                             .26         (.69)     (1.67)       .61       3.63
Less distributions:
Distributions from realized gains                                             --           --      (3.98)     (1.29)     (1.51)
Net asset value, end of period                                             $9.70       $ 9.44     $10.13     $15.78     $16.46

Ratios/supplemental data
Net assets, end of period (in millions)                                     $367         $321       $290       $279       $151
Ratio of expenses to average daily net assets(c)                           2.06%(d)     2.03%      1.93%      1.72%      1.71%
Ratio of net investment income (loss) to average daily net assets         (1.72%)(d)   (1.74%)    (1.58%)    (1.27%)    (1.04%)
Portfolio turnover rate (excluding short-term securities)                     8%          15%        57%       106%        78%
Total return(e)                                                            2.75%(f)    (6.81%)   (13.22%)     3.19%     27.69%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003(g)      2002       2001       2000(b)
Net asset value, beginning of period                                       $9.44       $10.13     $15.78     $17.74
Income from investment operations:
Net investment income (loss)                                                (.07)        (.16)      (.13)      (.08)
Net gains (losses) (both realized and unrealized)                            .33         (.53)     (1.54)     (1.88)
Total from investment operations                                             .26         (.69)     (1.67)     (1.96)
Less distributions:
Distributions from realized gains                                             --           --      (3.98)        --
Net asset value, end of period                                             $9.70       $ 9.44     $10.13     $15.78

Ratios/supplemental data
Net assets, end of period (in millions)                                      $10           $8         $4         $2
Ratio of expenses to average daily net assets(c)                           2.08%(d)     2.06%      1.97%      1.72%(d)
Ratio of net investment income (loss) to average daily net assets         (1.73%)(d)   (1.76%)    (1.62%)    (1.35%)(d)
Portfolio turnover rate (excluding short-term securities)                     8%          15%        57%       106%
Total return(e)                                                            2.75%(f)    (6.81%)   (13.22%)   (11.05%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003(g)      2002       2001       2000       1999
Net asset value, beginning of period                                      $10.13       $10.77     $16.41     $16.94     $14.60
Income from investment operations:
Net investment income (loss)                                                (.04)        (.08)      (.07)      (.05)      (.01)
Net gains (losses) (both realized and unrealized)                            .38         (.56)     (1.59)       .81       3.87
Total from investment operations                                             .34         (.64)     (1.66)       .76       3.86
Less distributions:
Dividends from net investment income                                          --           --         --         --         --
Distributions from realized gains                                             --           --      (3.98)     (1.29)     (1.51)
Excess distributions from net investment income                               --           --         --         --      (.01)
Total distributions                                                           --           --      (3.98)     (1.29)     (1.52)
Net asset value, end of period                                            $10.47       $10.13     $10.77     $16.41     $16.94

Ratios/supplemental data
Net assets, end of period (in millions)                                     $150         $127        $92        $81         $4
Ratio of expenses to average daily net assets(c)                           1.11%(d)     1.10%      1.00%       .82%       .85%
Ratio of net investment income (loss) to average daily net assets          (.77%)(d)    (.80%)     (.65%)     (.33%)     (.21%)
Portfolio turnover rate (excluding short-term securities)                     8%          15%        57%       106%        78%
Total return(e)                                                            3.36%(f)    (5.94%)   (12.46%)     4.05%     28.90%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended May 31, 2003 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP EQUITY SELECT FUND   --   2003 SEMIANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's next published Statement of Additional Information (SAI) which will be available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. Code of Ethics. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 3. Audit Committee Financial Expert. Not applicable pursuant to SEC Release No. IC-25914 (January 27, 2003).

Item 4. Principal Accountant Fees and Services. Not applicable pursuant to SEC Release No. IC-25915 (January 28, 2003).

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

          (a) Not applicable  pursuant to SEC Release No. IC-25914  (January 27,
          2003).

          (b) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Equity Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          July 31, 2003


By                        /s/ Jeffrey P. Fox
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                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          July 31, 2003